UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2012

Date of reporting period:	5/31/2012

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT • MAY 31, 2012

Fund Type

Short Duration, High Yield Bond

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

July 16, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Fund informative and useful. The report covers performance for the period from April 30, 2012, the Fund’s inception, through May 31, 2012, its fiscal year end.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges — whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Performance Snapshot as of 5/31/12
Price Per Share	Total Return* Since Commencement of Operations**
$18.75 (NAV)	–1.83%
$20.09 (Market Price)	0.35%

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Total returns are based on changes in NAV or market price, respectively.

** The Fund commenced operations on April 30, 2012.

Source: Prudential Investments LLC.

Credit Quality* expressed as a percentage of net assets as of 5/31/12
High Grade	1.2%
Baa	3.3
Ba	48.5
B	60.8
Caa or Lower	5.8
Not Rated**	6.9
Total Investments	126.5
Liabilities in excess of other assets	–26.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 6.9% of Not Rated is invested in an affiliated money market mutual fund.

Credit Quality is subject to change.

The Fund commenced operations on April 30, 2012 and declared its first distribution of $0.1225 per share on June 5, 2012 for the months of June, July and August. The distribution for the month of June was paid to the shareholders on June 29, 2012. The initial $0.1225 distribution represents a 7.35% distribution yield based on the Fund’s initial offering price of $20.00.

2	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

How did the Fund perform?

The initial public offering of the Prudential Short Duration High Yield Fund took place in April 2012, and shares of the Fund’s common stock began trading on the New York Stock Exchange under the symbol “ISD” on April 26, 2012. The Fund’s initial offering price was $20.00 per share, but its initial net asset value (NAV) per share was reduced by a 4.5% sales load ($0.90 per share) and offering expenses borne by the Fund ($0.04 per share).

During the reporting period from the April 30, 2012 inception date through May 31, 2012, the Fund’s NAV per share declined by $0.35 from $19.10 to $18.75. In terms of percentage decrease, the Fund’s NAV declined 1.83% for the period. Therefore, the Fund underperformed the 0.51% decline of the Barclays U.S. High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index), but outperformed the 1.94% decline of the Lipper High Current Yield Funds (Leveraged) Average. All returns reflect reinvestment of dividends.

However, the Fund’s share price rose by 0.35%, from $20.02 to $20.09 for the period. The share price was partially supported by the Fund’s underwriters who were granted an option to purchase up to 4,474,708 additional shares within the first 45 days after its initial public offering. (By the time the option expired on June 13, 2012, the underwriters exercised 2,575,000 shares of their total alloted option.)

What were conditions like in the short-term U.S. high yield corporate bond market?

Conditions in the market for below-investment-grade corporate “junk” bonds deteriorated during the period due to renewed concerns about a worsening European sovereign debt crisis, disappointing economic data in the United States, and the first significant outflows from the high yield asset class during 2012.

•

As prices of high yield bonds declined, their yields climbed because bond prices move inversely to yields. This caused spreads (the amount of extra yield) that high yield bonds provide over similar-duration U.S. Treasury securities to widen.

•

Higher-quality, high yield bonds maturing in one to five years, which are the Fund’s primary focus, declined less than the broad high yield market for the reporting period, as measured by Barclays high yield indexes.

Prudential Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview (continued)

The market declined as economic and political concerns overshadowed the generally solid fundamentals of companies that issue high yield bonds.

•

The credit health of the high yield universe has improved dramatically since the financial crisis of 2008. Companies have strengthened their balance sheets and cash flows by taking advantage of a strong market to refinance their debt, pushing out their debt maturities and reducing interest expenses.

•

Firms have been focused on rationalizing their operations and capital spending, given the very low-growth environment. Also, corporate profit margins are near historic peaks, which helped keep the high yield bond default rate near 3.0%, well below its historical average.

What strategies detracted most from the Fund’s performance?

As the Fund was recently launched, it focused on building its portfolio holdings, emphasizing debt securities in the two top rating categories of the high yield market. In doing so, it incurred start-up costs, which dragged down performance.

•

The start-up costs included high yield bonds’ wide bid/ask spreads, which indicate the difference between the highest price a buyer will pay against the lowest price that a seller will sell. The typical wide bid/ask spreads make it costly to build a high yield portfolio over a short period of time.

•

While building the Fund’s portfolio took less time than anticipated, the Fund held cash levels that were well above what it expects to hold in the future. This negatively affected performance, since the Fund was not fully invested in debt securities during the period. In the current low interest-rate environment, returns on cash are minimal compared with anticipated returns on specific debt securities held by the Fund.

•

The Fund gained broad exposure to the high yield market through a position in the CDX Index, a basket of 100 equally weighted credit default swaps on high yield bonds. A credit default swap is a contract between a buyer of protection who makes fixed periodic payments to a seller of protection who collects the premium and pays the buyer in the event of a bond default. It is similar to buying or selling insurance contracts on a corporation’s debt.

The Fund’s CDX exposure had a negative effect on its performance, costing the portfolio approximately 20 basis points, as the more liquid CDX Index underperformed cash bonds when the market moved lower. (A basis point is equal to a one-hundredth of a percentage point.)

4	Visit our website at www.prudentialfunds.com

What strategies proved most beneficial to the Fund’s performance?

The Fund benefited from having underweight exposures to a handful of sectors that have underperformed the broader market thus far in 2012, and trailed even more in May.

•

Compared to the Index the Fund had an underweight exposure to the metals and mining sector that contributed the most to its relative return. This strategy worked well as the industry continued to suffer from declining prices, along with most other commodities.

•

The Fund also had an underweight exposure to the energy sector that proved beneficial as sustained low natural gas prices, along with a more recent decline in oil prices, continues to challenge sector fundamentals.

How did the Fund’s leverage strategy affect its performance?

•

The Fund commenced operations on April 30, 2012 and began investing the proceeds from its initial public offering. The Fund fully invested such proceeds by mid-May and began to gradually implement leverage shortly thereafter. As of May 31, 2012, the Fund had borrowed approximately $135 million and was approximately 19% levered. Since the Fund’s commencement of operations through May 31, 2012, the average amount of leverage utilized by the Fund was approximately 6.8%. Although the Fund earned incremental yield on the investments made with the borrowed funds during this time, such amounts had a non-material impact on the Fund’s performance since inception.

Benchmark Definitions

Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index

The Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index, is an unmanaged index which represents performance of U.S. higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average

The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 31 funds in the Closed-End High Current Yield Funds (Leveraged) category for six months.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (continued)

the symbol “XISDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call 1(800)451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of May 31, 2012

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 119.6%

BANK LOANS(a) 1.3%
Technology
Flextronics International Ltd. (cost $7,415,625)	Ba1	2.489%	10/01/14	$7,500	$7,359,375

CORPORATE BONDS 118.3%

Aerospace & Defense 3.9%
Esterline Technologies Corp., Gtd. Notes	Ba2	6.625	03/01/17	3,550	3,674,250
L-3 Communications Corp., Gtd. Notes, Ser. B	Ba1	6.375	10/15/15	10,000	10,225,000
Moog, Inc., Sr. Sub. Notes(e)	Ba3	6.250	01/15/15	5,000	5,037,500
TransDigm, Inc., Gtd. Notes	B3	7.750	12/15/18	3,000	3,187,500

					22,124,250

Automotive 7.1%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A(e)	Ba1	9.250	01/15/17	10,900	12,017,250
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes(e)	B2	8.000	06/15/19	7,500	7,518,750
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(e)	Baa3	8.000	12/15/16	5,000	6,042,675
Lear Corp., Gtd. Notes(e)	Ba2	7.875	03/15/18	5,914	6,461,045
Schaeffler Finance BV (Netherlands), Sr. Sec’d. Notes, 144A(e)	B1	7.750	02/15/17	8,316	8,596,665

					40,636,385

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking 2.4%
Bank of America Corp., Sr. Unsec’d. Notes(e)	Baa1	6.500%	08/01/16	$6,250	$6,767,713
Morgan Stanley, Sr. Unsec’d. Notes, MTN(e)	A2	5.750	10/18/16	7,000	7,088,291

					13,856,004

Building Materials & Construction 1.4%
D.R. Horton, Inc., Gtd. Notes	Ba2	4.750	05/15/17	3,000	3,030,000
Standard Pacific Corp., Gtd. Notes(e)	B3	10.750	09/15/16	4,000	4,670,000

					7,700,000

Cable 10.0%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750	04/15/18	750	765,938
Sr. Unsec’d. Notes	B1	8.625	09/15/17	1,400	1,529,500
CCH II LLC/CCH II Capital Corp., Gtd. Notes(e)	B2	13.500	11/30/16	5,000	5,600,000
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(e)	B3	8.625	11/15/17	7,200	7,587,000
CSC Holdings LLC, Sr. Unsec’d. Notes(e)	Ba3	8.500	04/15/14	4,840	5,330,050
Sr. Unsec’d. Notes	Ba3	8.500	06/15/15	600	625,500
Sr. Unsec’d. Notes	Ba3	8.625	02/15/19	2,500	2,787,500
DISH DBS Corp.,
Gtd. Notes, 144A(e)	Ba2	4.625	07/15/17	7,000	6,816,250
Gtd. Notes(e)	Ba2	7.750	05/31/15	10,765	11,706,937
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	B2	9.875	04/15/18	2,000	2,160,000
Videotron LTee (Canada), Gtd. Notes(e)	Ba1	9.125	04/15/18	4,989	5,450,482

See Notes to Financial Statements.

8	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, Ser. 1(e)	Ba2	9.500%	08/15/16	$5,928	$6,565,260

					56,924,417

Capital Goods 10.1%
Ashtead Capital, Inc., Sec’d. Notes, 144A(e)	B2	9.000	08/15/16	8,000	8,320,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(e)	B2	9.625	03/15/18	5,115	5,556,169
Clean Harbors, Inc., Sr. Sec’d. Notes(e)	Ba2	7.625	08/15/16	5,000	5,225,000
CNH America LLC, Gtd. Notes(e)	Ba2	7.250	01/15/16	7,235	7,904,237
Griffon Corp., Gtd. Notes	B1	7.125	04/01/18	3,000	3,015,000
Interline Brands, Inc., Gtd. Notes	B2	7.000	11/15/18	3,000	3,090,000
SPX Corp., Gtd. Notes(e)	Ba2	7.625	12/15/14	5,867	6,468,367
Terex Corp., Sr. Sub. Notes	Caa1	8.000	11/15/17	2,235	2,274,113
Trimas Corp., Sec’d. Notes	B1	9.750	12/15/17	2,000	2,185,000
United Rentals Merger Sub Corp., Gtd. Notes(e)	B3	9.250	12/15/19	5,000	5,512,500
Gtd. Notes(e)	B3	10.875	06/15/16	3,570	3,971,625
WireCo WorldGroup, Inc., Gtd. Notes(e)	B2	9.500	05/15/17	4,000	4,160,000

					57,682,011

Chemicals 1.9%
Ashland, Inc., Sr. Sec’d. Notes(e)	Baa3	9.125	06/01/17	4,000	4,390,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Koppers, Inc., Gtd. Notes	B1	7.875%	12/01/19	$3,600	$3,843,000
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.375	11/01/16	2,598	2,861,048

					11,094,048

Consumer 0.9%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A	B1	6.875	06/15/19	1,550	1,542,250
Service Corporation International, Sr. Unsec’d. Notes	Ba3	7.000	05/15/19	735	775,425
Sr. Unsec’d. Notes	Ba3	7.625	10/01/18	2,668	2,988,160

					5,305,835

Electric 5.4%
AES Corp. (The), Sr. Unsec’d. Notes(e)	Ba3	8.000	10/15/17	4,000	4,440,000
Sr. Unsec’d. Notes(e)	Ba3	9.750	04/15/16	6,120	7,175,700
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.000	06/01/16	3,210	3,442,725
GenOn REMA LLC, Pass-thru Certs., Ser. B(b)	Ba1	9.237	07/02/17	1,189	1,164,757
Mirant Mid-Atlantic Pass-Through Trust B, Pass-thru Certs., Ser. B	Ba1	9.125	06/30/17	1,095	1,117,324

See Notes to Financial Statements.

10	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Sec’d. Notes
(original cost $5,537,500; purchased 05/16/12)(b)(c)(e)	Ba3	10.875%	06/01/16	$5,000	$5,475,000
NRG Energy, Inc., Gtd. Notes(e)	B1	7.375	01/15/17	8,000	8,260,000

					31,075,506

Energy—Other 6.0%
Cie Generale de Geophysique—Veritas (France), Gtd. Notes(e)	Ba3	9.500	05/15/16	8,025	8,626,875
Denbury Resources, Inc., Gtd. Notes(e)	B1	9.750	03/01/16	7,500	8,156,250
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875	11/15/14	4,120	4,305,400
Newfield Exploration Co., Sr. Sub. Notes	Ba2	6.625	04/15/16	1,080	1,104,300
Offshore Group Investments Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	B3	11.500	08/01/15	5,000	5,325,000
Parker Drilling Co., Gtd. Notes(e)	B1	9.125	04/01/18	5,000	5,300,000
Pioneer Natural Resources Co., Gtd. Notes	Baa3	5.875	07/15/16	1,555	1,731,740

					34,549,565

Foods 8.7%
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625	05/01/16	2,000	2,045,020

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A(e)	B2	9.000%	12/15/17	$4,230	$4,198,275
Constellation Brands, Inc., Gtd. Notes(e)	Ba1	7.250	09/01/16	3,052	3,443,037
Cott Beverages, Inc., Gtd. Notes	B3	8.375	11/15/17	3,499	3,770,173
Darling International, Inc., Gtd. Notes(e)	Ba3	8.500	12/15/18	5,175	5,776,594
Dole Food Co., Inc., Sec’d. Notes, 144A(e)	B2	8.000	10/01/16	5,000	5,231,250
Fiesta Restaurant Group, Inc., Sec’d. Notes, 144A	B2	8.875	08/15/16	200	213,000
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes (original cost $2,315,000; purchased 05/02/12)(b)(c)	B1	11.625	05/01/14	2,000	2,270,000
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000	07/15/14	5,000	5,750,000
Sr. Unsec’d. Notes, Ser. B(e)	B2	7.750	05/15/13	5,000	5,200,000
Stater Bros. Holdings, Inc., Gtd. Notes	B2	7.375	11/15/18	1,990	2,151,687
SUPERVALU, Inc., Sr. Unsec’d. Notes(e)	B2	7.500	11/15/14	4,419	4,496,333
Sr. Unsec’d. Notes(e)	B2	8.000	05/01/16	5,000	4,987,500

					49,532,869

Gaming 8.8%
Boyd Gaming Corp., Gtd. Notes(e)	B3	9.125	12/01/18	5,000	5,125,000
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(e)	B2	11.250	06/01/17	10,000	10,625,000

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming (cont’d.)
MGM Resorts International, Gtd. Notes	B3	7.500%	06/01/16	$2,000	$2,045,000
Gtd. Notes	B3	10.000	11/01/16	2,000	2,190,000
Sr. Sec’d. Notes(e)	Ba2	11.125	11/15/17	11,000	12,320,000
Peninsula Gaming LLC/Peninsula Gaming Corp., Sec’d. Notes	Ba3	8.375	08/15/15	3,000	3,159,375
Pinnacle Entertainment, Inc., Gtd. Notes	B1	8.625	08/01/17	3,125	3,390,625
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625	04/15/16	3,000	3,165,000
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $8,393,939; purchased 05/03/12-05/09/12)(b)(c)(e)	B1	11.375	07/15/16	7,681	8,161,062

					50,181,062

Healthcare & Pharmaceutical 9.5%
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375	02/01/17	300	297,000
Biomet, Inc., Gtd. Notes(e)	B3	10.000	10/15/17	7,421	7,894,089
Capella Healthcare, Inc., Gtd. Notes (original cost $7,457,250; purchased 04/27/12)(b)(c)(e)	B3	9.250	07/01/17	7,320	7,320,000
CHS/Community Health Systems, Inc., Gtd. Notes(e)	B3	8.875	07/15/15	13,405	13,748,503
HCA, Inc., Sr. Sec’d. Notes(e)	Ba3	8.500	04/15/19	5,000	5,518,750
Sr. Unsec’d. Notes, MTN	B3	9.000	12/15/14	3,250	3,575,000
Mylan, Inc., Gtd. Notes, 144A	Ba2	7.625	07/15/17	4,500	4,910,625

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Tenet Healthcare Corp., Sr. Sec’d. Notes(e)	B1	10.000%	05/01/18	$5,000	$5,700,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A(e)	B1	6.500	07/15/16	5,000	5,100,000

					54,063,967

Lodging 5.9%
FelCor Lodging LP, Sr. Sec’d. Notes(e)	B2	10.000	10/01/14	14,296	16,297,440
Host Hotels & Resorts LP, Gtd. Notes(e)	Ba1	9.000	05/15/17	15,925	17,636,937

					33,934,377

Media & Entertainment 13.7%
Belo Corp., Gtd. Notes(e)	Ba1	8.000	11/15/16	8,500	9,265,000
Cedar Fair LP/Canada’s Wonderland Co./ Magnum Management Corp., Gtd. Notes	B2	9.125	08/01/18	2,240	2,480,800
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Ser. B(e)	B1	9.250	12/15/17	12,500	13,437,500
Gannett Co., Inc., Gtd. Notes(e)	Ba1	8.750	11/15/14	6,254	7,067,020
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A(e)	Ba2	7.375	12/01/17	8,300	8,839,500
Intelsat Luxembourg SA (Luxemburg), Gtd. Notes	Caa3	11.250	02/04/17	3,000	2,947,500
Lamar Media Corp., Gtd. Notes	Ba3	9.750	04/01/14	2,146	2,408,885

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(e)	B2	11.625%	02/01/14	$9,792	$11,126,160
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba1	6.125	01/15/17	500	460,000
SSI Investments II Ltd./SSI Co.-Issuer LLC, Gtd. Notes	Caa1	11.125	06/01/18	750	838,125
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A(e)	B3	6.000	05/15/17	8,500	8,351,250
WMG Acquisition Corp., Sr. Sec’d. Notes(e)	Ba2	9.500	06/15/16	5,251	5,605,442
Sr. Sec’d. Notes, 144A(e)	Ba2	9.500	06/15/16	5,326	5,685,505

					78,512,687

Metals 3.1%
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	Ba3	7.000	11/01/15	6,000	6,000,000
Metals USA, Inc., Sr. Sec’d. Notes(e)	B2	11.125	12/01/15	8,000	8,320,000
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500	12/15/16	3,500	3,613,750

					17,933,750

Non-Captive Finance 1.7%
CIT Group, Inc., Gtd. Notes, 144A(e)	B1	7.000	05/02/16	10,000	9,987,500

Packaging 5.2%
Ardagh Packaging Finance PLC (Ireland), Sr. Sec’d. Notes, 144A (original cost $6,847,200; purchased 05/07/12-05/18/12)(b)(c)	Ba3	7.375	10/15/17	6,330	6,741,450

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Packaging (cont’d.)
Owens-Brockway Glass Container, Inc.,
Gtd. Notes	Ba3	7.375%	05/15/16	$5,965	$6,591,325
Plastipak Holdings, Inc., Gtd. Notes, 144A (original cost $1,030,000; purchased 05/23/12)(b)(c)	B3	8.500	12/15/15	1,000	1,030,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Sr. Sec’d. Notes, 144A(e)	Ba3	7.750	10/15/16	5,000	5,275,000
Sr. Unsec’d. Notes, 144A	Caa1	9.875	08/15/19	5,000	4,987,500
Sealed Air Corp., Gtd. Notes, 144A(e)	B1	8.125	09/15/19	4,451	4,829,335

					29,454,610

Paper 0.5%
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A (original cost $2,907,000; purchased 05/01/12)(b)(c)	B2	8.000	06/01/16	2,850	2,828,625

Retailers 1.8%
Rite Aid Corp., Sr. Sec’d. Notes(e)	B2	9.750	06/12/16	5,000	5,450,000
Toys “R” Us, Inc., Sr. Unsec’d. Notes	B3	7.875	04/15/13	4,924	4,997,860

					10,447,860

Technology 7.2%
Anixter, Inc., Gtd. Notes	Ba3	5.950	03/01/15	1,000	1,040,000
Avaya, Inc., Gtd. Notes	Caa2	9.750	11/01/15	4,000	3,300,000

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535%	10/12/17	$7,400	$7,918,000
Interactive Data Corp., Gtd. Notes	Caa1	10.250	08/01/18	2,000	2,215,000
Iron Mountain, Inc., Gtd. Notes(e)	B1	8.750	07/15/18	5,350	5,523,875
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.800	10/01/16	170	187,425
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500	08/12/15	6,125	6,553,750
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.250	08/15/15	4,000	4,110,000
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(e)	B3	11.375	06/15/18	7,500	8,784,375
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.750	10/15/14	1,308	1,438,800

					41,071,225

Telecommunications 3.1%
Brightstar Corp., Gtd. Notes, 144A (original cost $4,220,000; purchased 04/27/12)(b)(c)(e)	B1	9.500	12/01/16	4,000	4,120,000
Crown Castle International Corp., Sr. Unsec’d. Notes	B1	9.000	01/15/15	4,437	4,825,238
Nextel Communications, Inc., Gtd. Notes, Ser. C	B+(d)	5.950	03/15/14	1,650	1,641,750
Gtd. Notes, Ser. E	B+(d)	6.875	10/31/13	5,000	5,000,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of May 31, 2012 continued

Description	Moody’s Ratings (Unaudited)**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	8.375%	08/15/17	$2,500	$2,400,000

					17,986,988

TOTAL CORPORATE BONDS (cost $687,335,535)					676,883,541

TOTAL LONG-TERM INVESTMENTS (cost $694,751,160)					684,242,916

SHORT-TERM INVESTMENT 6.9%

AFFILIATED MONEY MARKET MUTUAL FUND				Shares
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund(f) (cost $39,415,873)				39,415,873	39,415,873

TOTAL INVESTMENTS 126.5% (cost $734,167,033; Note 5)					723,658,789
Liabilities in excess of other assets(g) (26.5)%					(151,774,315)

NET ASSETS 100.0%					$571,884,474

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN—Medium Term Note

PIK—Payment-in-Kind

†	The ratings reflected are as of May 31, 2012. Ratings of certain bonds may have changed subsequent to that date.
**	The Fund’s current registration statement contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2012.
(b)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

(c)	Indicates a restricted security; the aggregate original cost of such securities is $38,707,889. The aggregate value of $37,946,137 is approximately 6.6% of net assets.
(d)	Standard & Poor’s Rating.
(e)	Represents security, or a portion thereof, segregated as collateral for loan outstanding (see Note 7).
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreement outstanding at May 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(2)	Upfront Premiums Paid/ (Received)	Unrealized Depreciation(4)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.15.V4	12/20/15	5.000%	$48,500	$(283,578)	$718,069	$(1,001,647)	Morgan Stanley Capital Services

The Fund entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Cash of $110,000 has been segregated to cover requirements for open credit default swap as of May 31, 2012.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of May 31, 2012 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$7,359,375	$—
Corporate Bonds	—	676,883,541	—
Affiliated Money Market Mutual Fund	39,415,873	—	—
Other Financial Instruments*
Credit Default Swap Agreement	—	(1,001,647)	—

Total	$39,415,873	$683,241,269	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2012 were as follows:

Media & Entertainment	13.7%
Capital Goods	10.1
Cable	10.0
Healthcare & Pharmaceutical	9.5
Gaming	8.8
Foods	8.7
Technology	8.5
Automotive	7.1
Affiliated Money Market Mutual Fund	6.9
Energy—Other	6.0
Lodging	5.9
Electric	5.4
Packaging	5.2
Aerospace & Defense	3.9
Metals	3.1
Telecommunications	3.1
Banking	2.4
Chemicals	1.9
Retailers	1.8
Non-Captive Finance	1.7
Building Materials & Construction	1.4
Consumer	0.9
Paper	0.5

126.5
Liabilities in excess of other assets	(26.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of May 31, 2012 continued

Fair values of derivative instruments as of May 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$718,069	Unrealized depreciation on swap agreements	$1,001,647

The effects of derivative instruments on the Statement of Operations for the period April 30, 2012 through May 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps
Credit contracts	$(33,007)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps
Credit contracts	$(1,001,647)

For the period ended May 31, 2012, the Fund's average notional amount for credit default swap as writer was $48,500,000.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Statement of Assets and Liabilities

as of May 31, 2012

Assets
Investments at value:
Unaffiliated investments (cost $694,751,160)	$684,242,916
Affiliated investments (cost $39,415,873)	39,415,873
Cash	10,242,229
Dividends and interest receivable	15,115,181
Receivable for investments sold	7,102,110
Premiums paid for swap agreements	718,069

Total assets	756,836,378

Liabilities
Loan payable (Note 7)	135,000,000
Payable for investments purchased	47,114,156
Organizational and offering costs (Note 1)	1,286,810
Unrealized depreciation on swap agreements	1,001,647
Management fee payable	417,002
Accrued expenses	90,522
Loan interest payable (Note 7)	41,767

Total liabilities	184,951,904

Net Assets	$571,884,474

Net assets were comprised of:
Common stock, at par	$30,505
Paid-in capital in excess of par	581,399,579

581,430,084
Undistributed net investment income	2,855,849
Accumulated net realized loss on investments	(891,568)
Net unrealized depreciation on investments	(11,509,891)

Net assets, May 31, 2012	$571,884,474

Net asset value per share ($571,884,474 ÷ 30,505,240 shares of common stock issued and outstanding)	$18.75

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Statement of Operations

For the Period April 30, 2012* through May 31, 2012

Net Investment Income
Income
Unaffiliated interest income	$2,680,837
Affiliated dividend income	24,689

Total income	2,705,526

Expenses
Management fee	429,746
Audit fee	40,000
Reports to shareholders	22,000
Legal fees and expenses	20,000
Organizational expenses (Note 1)	20,000
Directors’ fees	17,000
Custodian’s fees and expenses	9,000
Transfer agent’s fees and expenses	4,000
Loan interest expense (Note 7)	41,767
Miscellaneous	700

Total expenses	604,213
Less: Expense reimbursement (Note 1)	(20,000)

Net expenses	584,213

Net investment income	2,121,313

Realized And Unrealized Loss On Investments
Net realized loss on:
Investment transactions	(124,025)
Swap agreement transactions	(33,007)

(157,032)

Net change in unrealized depreciation on:
Investments	(10,508,244)
Swap agreements	(1,001,647)

(11,509,891)

Net loss on investments	(11,666,923)

Net Decrease In Net Assets Resulting From Operations	$(9,545,610)

*	Commencement of operations.

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

April 30, 2012* through May 31, 2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,121,313
Net realized loss on investments	(157,032)
Net change in unrealized depreciation on investments	(11,509,891)

Net decrease in net assets resulting from operations	(9,545,610)

Fund share transactions (Note 6)
Proceeds from shares issued	610,000,000
Sales load charged to paid-in capital in excess of par	(27,450,000)
Common stock offering costs charged to paid-in capital in excess of par	(1,220,000)

Net increase in net assets from fund share transactions	581,330,000

Total increase	571,784,390

Net Assets:
Beginning of period	100,084

End of period(a)	$571,884,474

(a) Includes undistributed net investment income of:	$2,855,849

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Statement of Cash Flows

For the Period April 30, 2012* through May 31, 2012

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(767,152))	$(11,642,503)
Operating expenses paid	(34,922)
Purchases of long-term portfolio investments	(736,634,477)
Proceeds from disposition of long-term portfolio investments	46,051,550
Net purchases and sales of short-term investments	(44,475,283)
Receivable for investments sold	(7,102,110)
Payable for investments purchased	47,114,156
Net cash paid for swap agreement transactions	(751,076)
Organizational and offering costs	1,286,810

Net cash used in operating activities	(706,187,855)

Cash flows from financing activities:
Proceeds from shares issued	610,000,000
Sales load charged to paid-in capital in excess of par	(27,450,000)
Common stock offering costs charged to paid-in capital in excess of par	(1,220,000)
Increase in borrowing	135,000,000

Net cash provided from financing activities	716,330,000

Net increase in cash	10,142,145
Cash at beginning of period	100,084

Cash at end of period	$10,242,229

Reconciliation of Net Increase in Net Assets to Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(9,545,610)

Increase in investments	(734,291,058)
Net realized loss on investment and swap agreement transactions	157,032
Increase in net unrealized depreciation on investments and swap agreement transactions	11,509,891
Net cash paid for swap agreement transactions	(751,076)
Increase in interest and dividends receivable	(15,115,181)
Increase in receivable for investments sold	(7,102,110)
Increase in payable for investments purchased	47,114,156
Increase in loan interest payable	41,767
Increase in accrued expenses and other liabilities	1,794,334

Total adjustments	(696,642,245)

Net cash used in operating activities	$(706,187,855)

*	Commencement of operations.

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Notes to Financial Statements

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Debt securities traded in the over-the-counter market are valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, prepayment speeds,

Prudential Short Duration High Yield Fund, Inc.	27

Notes to Financial Statements

continued

credit, spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term investments of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. These securities are categorized as level 2 of the fair value hierarchy.

Over-the-counter derivatives are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, and other inputs. These instruments are categorized as level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. Where there are unobservable inputs used when determining such valuation, the securities will be classified as Level 3 of the fair value hierarchy.

Restricted Securities: The Fund may invest in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments.

Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down,

28	Visit our website at www.prudentialfunds.com

principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a

Prudential Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

continued

greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of May 31, 2012, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

30	Visit our website at www.prudentialfunds.com

Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

The Fund and PI have filed an application for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund and certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the Fund’s and PI’s request for such exemptive order. If the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, it is possible that the Fund’s distribution policy, as set forth above, will be adversely affected.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and offering costs: PI has agreed to pay all of the Fund’s organizational costs and all of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of common stock. The Fund will pay all of the offering costs up to and including $0.04 per share of common stock. Organizational costs are expensed by the Fund as incurred. PI will reimburse the Fund for all organizational expenses.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required.

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets (Net assets plus principal amount of borrowing).

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Fund Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended May 31, 2012, aggregated $736,634,477 and $46,051,550, respectively.

32	Visit our website at www.prudentialfunds.com

Note 5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the period ended May 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments by $734,536 due to differences in the treatment for book and tax purposes of premium amortization and certain transactions involving swaps. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the period ended May 31, 2012, there were no distributions paid by the Fund.

As of May 31, 2012, the Fund had accumulated undistributed ordinary income on a tax basis of $3,347,585. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$735,004,445	$72,530	$(11,418,186)	$(11,345,656)	$(1,001,647)	$(12,347,303)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. Other cost basis adjustments are primarily attributable to unrealized depreciation on swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2012 of approximately $54,000 which can be carryforward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084.

During the period ended May 31, 2012, the Fund issued 30,500,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,220,000 (representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings

The Fund currently is a party to a committed credit facility (the credit facility) with a bank. The credit facility provides for a maximum commitment of $300 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the period ended May 31, 2012, the Fund utilized the credit facility and had an average daily outstanding loan balance of $77,777,778 during the 18 day period that the facility was utilized, at an average interest rate of 1.07%. The maximum amount of loan outstanding during the period was $135,000,000. There was a balance of $135,000,000 outstanding at May 31, 2012.

Note 8. New Accounting Pronouncements

The FASB issued in December 2011, Accounting Standards Update 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities” (ASU 2011-11). The

34	Visit our website at www.prudentialfunds.com

amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. Management is evaluating the impact of the disclosure on the financial statements.

Note 9. Subsequent Events

Dividends and Distributions: On June 5, 2012 the Board of Directors of the Fund declared dividends of $0.1225 per share payable on June 29, 2012, July 31, 2012 and August 31 2012, respectively, to shareholders of record on June 20, 2012, July 20, 2012 and August 22, 2012, respectively.

Fund Share Transaction: On June 13, 2012, an additional 2,575,000 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $49,182,500 (net of sales load of $2,317,500) was received pursuant to this allotment. An Amount of $103,000 ($0.04 per share of the common stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	35

Financial Highlights

	April 30, 2012(a) through May 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19 .10	*
Income (loss) from investment operations:
Net investment income	0 .07
Net realized and unrealized loss on investment transactions	(0 .38)
Total from investment operations	(0 .31)
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	(0 .04)
Net asset value, end of period	$18 .75
Market value, end of period	$20 .09
Total Investment Return(b):	.35%

Ratios/Supplemental Data(c):
Net assets, end of period (000)	$571,884
Average net assets (000)	$576,384
Ratios to average net assets:
Expenses	1.16%	(d)(e)(f)
Net investment income	4.20%	(e)(f)
Portfolio turnover rate	12%	(g)
Asset coverage	524%
Total debt outstanding at period-end (000)	$135,000

* Initial public offering price of $20.00 per share less sales load of $0.90 per share.

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The annualized expense ratio without interest expense would have been 1.08% for the period ended May 31, 2012.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios with and without interest expense would be 1.20% and 1.12%, respectively, and net investment income ratio would be 4.16%, for the period ended May 31, 2012.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Stockholders

Prudential Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of May 31, 2012, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period April 30, 2012 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2012, and the results of its operations, cash flows, the changes in its net assets and the financial highlights for the period April 30, 2012 to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 23, 2012

Prudential Short Duration High Yield Fund, Inc.	37

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of

38	Visit our website at www.prudentialfunds.com

Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

Prudential Short Duration High Yield Fund, Inc.	39

Other Information

(Unaudited) continued

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

40	Visit our website at www.prudentialfunds.com

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	41

Management of the Fund (Unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below.

Independent Directors
Name, Address & Age Portfolios Overseen	Position with Fund	Term of Office & Length of Time Served	Principal Occupations During Past 5 Years & Other Directorships Held
Kevin J. Bannon (60) Portfolios Overseen: 61	Director	Since 2011 (Class II)	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds; Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Portfolios Overseen: 61	Director	Since 2011 (Class III)	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer); Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor)
(since January 2006); Director of Northern Trust Corporation (financial services)
(since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland (66) Portfolios Overseen: 61	Director	Since 2011 (Class III)	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management
(1989-1999).
Douglas H. McCorkindale (73) Portfolios Overseen: 61	Director	Since 2011 (Class I)	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (70) Portfolios Overseen: 61	Director	Since 2011 (Class I)	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products); Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address & Age Portfolios Overseen	Position with Fund	Term of Office & Length of Time Served	Principal Occupations During Past 5 Years & Other Directorships Held
Richard A. Redeker (68) Portfolios Overseen: 61	Director & Chair	Since 2011 (Class I)	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.
Robin B. Smith (72) Portfolios Overseen: 61	Director	Since 2011 (Class II)	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House; Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Portfolios Overseen: 61	Director	Since 2011 (Class II)	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc.
(1975-1989).
Interested Directors
Scott E. Benjamin (39) Portfolios Overseen: 61	Director & Vice President	Since 2011 (Class III)	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Fund Officers
Stuart S. Parker (49)	President	Since 2011	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Visit our website at www.prudentialfunds.com

Fund Officers
Name, Address & Age Portfolios Overseen	Position with Fund	Term of Office & Length of Time Served	Principal Occupations During Past 5 Years & Other Directorships Held
Raymond A. O’Hara (56)	Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54)	Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53)	Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37)	Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49)	Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers
Name, Address & Age Portfolios Overseen	Position with Fund	Term of Office & Length of Time Served	Principal Occupations During Past 5 Years & Other Directorships Held
Valerie M. Simpson (54)	Chief Compliance Officer	Since 2012	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50)	Deputy Chief Compliance Officer	Since 2011	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Grace C. Torres (53)	Treasurer & Principal Financial & Accounting Officer	Since 2011	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48)	Assistant Treasurer	Since 2011	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53)	Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Explanatory	Notes to Tables:
•	Directors are deemed to be “Interested,” as defined in the Investment Company Act of 1940, as amended (1940 Act), by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
•	The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2013. Officers are generally elected by the Board to one year terms.
•	There is no limit on the number of terms of office that Directors or Officers may serve. The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the U.S. Securities & Exchange Commission under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC as of June 30, 2012. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (“1940 Act”), the Board considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Prudential Investment Management, Inc. (the “Subadviser”), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met on November 30-December 1, 2011 and March 8, 2012 (together, the “Meeting”) and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated funds that utilize a high yield investment strategy; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadviser with respect to other funds managed by the Manager and the Subadviser, as applicable. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the renewal of the management agreements between the Manager and the other Prudential Retail Funds, as well as at other regular meetings throughout the year of the Prudential Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are not affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to

Visit our website at www.prudentialfunds.com

conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. The Fund’s strategy is a new strategy for the Subadviser and the Subadviser does not believe that any of the high yield strategies that it has managed or currently manages is comparable to the Fund because the Fund, under normal market conditions, will seek to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less. The Board, however, did consider the Subadviser’s track record in managing another closed end fund that was managed by the Subadviser pursuant to a high yield strategy and utilized leverage through bank borrowings. The Manager will provide information relating to performance to the Board in connection with subsequent reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.80% of the Fund’s average daily value of the Fund’s investable assets to be paid by the Fund to the Manager and the proposed subadvisory fees of 0.40% of the first $300 million of average daily value of the Fund’s investable assets managed by the Subadviser and 0.35% of average daily value of the Fund’s investable assets managed by the Subadviser in excess of $300 million, in each case to be paid by the Manager to the Subadviser. The Board also considered that for purposes of calculating the proposed management and subadvisory fees, investable assets of the Fund means the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee and anticipated total expenses was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Board further noted that the Fund’s management fee and anticipated total expenses were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses) based upon investable assets (i.e., net assets plus outstanding borrowings used to calculate all expenses).

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with subsequent renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

Visit our website at www.prudentialfunds.com

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, Prudential Financial, the Rock logo, and Bring Your Challenges are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your PrivacyPrivacy 0019 Ed. 2/2012

MUTU-D4836

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Short Duration High Yield Fund, Inc.

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Portfolio Trust, The

PB Financial Services, Inc.

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

MUTU-D4836

■ MAIL	■ TELEPHONE	■ WEBSITE
Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940	(800) 451-6788	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Valerie M. Simpson, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS

The Fund has submitted to the New York Stock Exchange (NYSE) the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E    0228126-00001-00

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period ended May 31, 2012 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $97,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. The Registrant commenced operations on April 30, 2012, therefore no information is available prior to the fiscal period ended May 31, 2012.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 was $0 respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Stephen P. Munn (chair), Kevin J. Bannon, Robin B. Smith, and Richard A. Redeker (ex-officio).

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Paul Appleby, CFA, is Managing Director and Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and the Bank Loan Sector Team. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. Mr. Appleby also was a high yield bond credit analyst and worked in Prudential’s private placement group. Before joining Prudential in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed Income. He is also a Portfolio Manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was High Yield Portfolio Manager and Investment Strategist. Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for Prudential Fixed Income’s global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Mr. Collins is Treasurer for the Board of Trustees of the Center for Educational Advancement (CEA), a nonprofit organization with the mission of providing jobs and job training to people with disabilities.

Daniel Thorogood is Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University.

Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Stephen Haeckel is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Before assuming this role in 1999, Mr. Haeckel was a credit analyst. He has also worked in Prudential’s Corporate Finance and Financial Restructuring groups, managing Prudential’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential in 1990, he was an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of May 31, 2012.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund. However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets
Paul Appleby, CFA	13/$5,638,903,955	29/$2,723,589,514 17/$3,659,955,544	38/$5,797,854,288
Michael J. Collins, CFA	9/$11,012,902,287	5/$2,220,413,197	10/$3,058,038,338
Stephen Haeckel	13/$5,638,903,955	16/$2,471,551,430 1/$0	34/$5,464,463,982
Robert Spano, CFA, CPA	13/$5,638,903,955	16/$2,471,551,430 1/$0	34/$5,464,463,982
Terence Wheat, CFA	13/$5,638,903,955	16/$2,471,551,430 1/$0	34/$5,464,463,982
Daniel Thorogood	None	None	None
Ryan Kelly, CFA	13/$5,638,903,955	16/$2,471,551,430 1/$0	34/$5,464,463,982

Compensation and Conflicts Disclosure:

Compensation

General

An investment professional’s base salary is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PIM’s long-term incentive plan, is primarily based on such person’s contribution to PIM’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PIM’s operating income and is refined by business metrics, such as:

•	business development initiatives, measured primarily by growth in operating income;

•	the number of investment professionals receiving a bonus; and

•	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-Term Compensation

Long-term compensation consists of Prudential restricted stock and grants under PIM’s long-term incentive plan. Grants under PIM’s long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PIM’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. PIM’s long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PIM’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Conflicts Related to Long-Term Compensation

The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PIM’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, PIM’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PIM has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of PIM’s client accounts is managed in a manner that is consistent with PIM’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PIM’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at a trade management oversight committee meeting.

Conflicts of Interest—In General

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•

Performance fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•

Proprietary accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•

Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•

Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.

•

Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

•

Benefit plan accounts—Prudential Fixed Income manages certain commingled vehicles that are options under the 401(k) and deferred compensation plans offered by Prudential Financial. As a result, its investment professionals may have direct or indirect interests in these vehicles.

•

Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest

Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•

In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which meets at least quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

•

Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

•

Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

•	number of new issues allocated in the strategy;

•	size of new issue allocations to each portfolio in the strategy; and

•	profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.

•	Prudential Fixed Income’s trade management oversight committee also reviews a secondary issue allocation report.

•	The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•

Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker/dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

•

Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•

Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.

•

Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

•

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•

Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

•

Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

•

PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

•	Conflicts Related to the Offer and Sale of Securities

Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•	Conflicts Related to Securities Holdings and Other Financial Interests.

•

Securities Holdings. Prudential Financial, PICA’s general account, Prudential Fixed Income’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example:

•

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

•

To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•

Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. When the Fund is utilizing leverage, the fees paid to Prudential Fixed Income will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, Prudential Fixed Income may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 23, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	July 23, 2012